Exhibit 10.22

EXHIBIT A

INVESTOR RIGHTS AGREEMENT JOINGER

By execution of this Investor Rights Agreement Joinder, the undersigned agrees  to become a party to that certain  Investor Rights Agreement, dated as of               , 201    , as may be amended, among Dipexium Pharmaceuticals, LLC, a limited liability company under the laws of the State of Delaware and the parties named therein.  The undersigned shall have all the rights, and shall observe all the obligations, applicable to a Purchaser under such Agreement.

Purchaser:

Name:

By:
Name:
Title:

Date:

Address for notices: